Exhibit 10.6
EXECUTION COPY
     THIS ASSUMPTION AGREEMENT (this “Agreement”) is dated as of June 1, 2011, by and between Grifols, Inc., a Virginia corporation (“Grifols Virginia”), and Deutsche Bank AG New York Branch (“DBNY”), as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement referred to below.
          WHEREAS, Grifols Inc., a Delaware corporation (“Grifols Delaware”), Grifols, S.A. (the “Parent”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and DBNY, as Administrative Agent and Issuing Bank, entered into that certain Credit Agreement dated as of November 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
          WHEREAS, pursuant to the Merger Agreement and effective as of 2:02 p.m., Eastern Time, on the date hereof, Grifols Delaware merged with and into Grifols Virginia, with Grifols Virginia as the surviving entity (the “Merger”);
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
          SECTION 1. Assumption. As of the Effective Time (as defined below), Grifols Virginia hereby assumes all rights, title, interests, obligations and liabilities of all and whatever nature of Grifols Delaware under the Credit Agreement and each other Loan Document to which Grifols Delaware was a party (in furtherance of and in addition to, and not in lieu of, any assumption or deemed assumption by operation of law) from and after the Effective Time with the same force and effect as if originally the “U.S. Borrower” and “Borrower Representative” as such terms are defined in the Credit Agreement and a “Guarantor” or “Grantor” (or other similar term) under each other Loan Document, to the extent that Grifols Delaware was a party thereto in such capacities. Without limiting the generality of the foregoing, Grifols Virginia hereby expressly agrees from and after the Effective Time to observe and perform and be bound by all of the terms, covenants, representations, warranties and agreements contained in the Credit Agreement and each other Loan Document which are binding upon, and to be observed or performed by, Grifols Virginia. Grifols Virginia hereby ratifies and confirms as of the Effective Time the validity of, and all of its obligations and liabilities under, the Credit Agreement and each other Loan Document to which it is a party.
          SECTION 2. Effect on the Credit Agreement and Loan Documents. From and after the Effective Time, each reference in the Credit Agreement and each other Loan Document to the “U.S. Borrower”, “Borrower Representative” or words to that effect, shall mean and be a reference to Grifols Virginia, and Grifols Virginia shall be the “U.S. Borrower”, a “Borrower” and the “Borrower Representative” for all purposes of the Credit Agreement and the other Loan Documents. Except as expressly provided for herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Agreement shall constitute a Loan Document.
          SECTION 3. Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective immediately after consummation of the Merger (such time, the “Effective Time”) upon receipt by the Administrative Agent of a counterpart of this Agreement that bears the signature of Grifols Virginia and the Administrative Agent has executed a counterpart hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic imaging shall be effective as delivery of a manually signed counterpart of this Agreement.
          SECTION 4. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE STATE OF NEW YORK.
          SECTION 5. Jurisdiction; Consent to Service of Process. Grifols Virginia hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Grifols Virginia agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor, Guarantor, or any of their properties in the courts of any jurisdiction. Grifols Virginia hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to herein. Grifols Virginia hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01 of the Credit Agreement. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
          SECTION 6. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.
          SECTION 7. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
          SECTION 8. Severability. In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
          SECTION 8. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to Grifols Virginia shall be given to it in care of the Borrowers’ Representative as provided in Section 10.01 of the Credit Agreement.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

GRIFOLS, INC., a Virginia corporation
By:	/s/ David Bell
Name:
Title:

[SIGNATURE PAGE TO GRIFOLS ASSUMPTION AGREEMENT]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:	/s/ Carin Keegan
	Name:	Carin Keegan
	Title:	Director

By:	/s/ Erin Morrissey
	Name:	Erin Morrissey
	Title:	Director

[SIGNATURE PAGE TO GRIFOLS ASSUMPTION AGREEMENT]